UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2018

Central Index Key Number of the issuing entity: 0001745529

Benchmark 2018-B5 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-15	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On August 21, 2018, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused the issuance of the Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement dated and effective as of August 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc. (collectively, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 27, 2018, between the Registrant and the Underwriters. The Class X-D, Class D, Class R and Class S Certificates were sold by the Registrant to J.P. Morgan Securities LLC, Deutsche Bank Securities Inc and Citigroup Global Markets Inc. (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 27, 2018, between the Registrant and the Initial Purchasers. The Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (collectively, the “Risk Retention Certificates” and, together with the Class X-D, Class D, Class R and Class S Certificates, the “Privately Offered Certificates”) were sold by the Registrant to LD II Sub II, LLC (in such capacity, the “Third Party Purchaser”), pursuant to a Certificate Purchase Agreement, dated as of July 27, 2018, between the Registrant and the Third Party Purchaser. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B5 Mortgage Trust, a common law trust formed on August 21, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are a pool of fifty-five (55) commercial and multifamily mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMorgan Chase Bank, National Association, Citi Real Estate Funding Inc. and German American Capital Corporation.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $920,931,000, on August 21, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,936,919, were approximately $970,767,922. Of the expenses paid by the Registrant, approximately $532,603 were paid directly to affiliates of the Registrant, $44,313 in the form of fees were paid to the Underwriters, $110,781 were paid to or for the Underwriters and $4,249,222 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates (other than the Risk Retention Certificates), having an aggregate certificate balance of $18,964,000, and sold to the Third Party Purchaser the Risk Retention Certificates, having a certificate balance of $99,237,160, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, filed August 20, 2018 (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus, dated July 30, 2018. The related registration statement (file no. 333-206361) was originally declared effective on November 23, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Credit Risk Retention

The Risk Retention Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the Risk Retention Certificates is equal to approximately $52,525,913 (excluding accrued interest), representing approximately 5.02% of the aggregate fair value of all Classes of Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $52,324,961.75, representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $52,324,961.75, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated July 24, 2018 and filed with the Securities and Exchange Commission on July 24, 2018 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	5.1	Legality Opinion of Sidley Austin LLP, dated August 21, 2018.
	8.1	Tax and Validity Opinion of Sidley Austin LLP, dated August 21, 2018 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES CORP.

By:	/s/ Dwayne McNicholas
Name:	Dwayne McNicholas
Title:	Vice President

Dated: August 21, 2018

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Exhibit Index

Exhibit No.	Description
5.1	Legality Opinion of Sidley Austin LLP, dated August 21, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated August 21, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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